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                                                                Exhibit 10(i)(2)


                               FIRST AMENDMENT TO

                        SUPPLEMENTAL RETIREMENT AGREEMENT

         THIS FIRST AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT (this "Amendment") is made and entered into as of this _____ day of ________, 2001 by and between Banknorth Group, Inc. (formerly known as Peoples Heritage Financial Group, Inc. and hereinafter referred to as the "Company"), and ___________ (the "Executive").

                                    RECITALS:

A. The Company and the Executive are parties to a certain Supplemental Retirement Agreement dated as of ____________ (the "Original Agreement"). The Original Agreement, as amended by this Agreement is referred to as the "Agreement."

B. The Company and the Executive wish to amend the Original Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree and amend the Original Agreement as follows:

1.       AMENDMENT.   Section 2.04 of the Agreement is hereby amended by
deleting the second to last sentence of thereof in its entirety and replacing it with the following: "In addition, the Executive may elect a lump sum under this plan." The purpose of this Amendment is to make clear that, if the Executive elects lump sum payment, the



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Company shall not have any right to require that payment be made over a period of five years.

2. NO FURTHER MODIFICATION. Except as expressly amended hereby, the Agreement remains unmodified and in full force and effect.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maine without regard to its conflicts of laws principles.

4.       SEVERABILITY.   Each provision of this Amendment is intended to be
severable and the invalidity, illegality or unenforceability of any portion of this Amendment shall not affect the validity, legality and enforceability of the remainder.


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         IN WITNESS WHEREOF, the Company and the Executive have caused this
Amendment to be executed as of the date and year first above written.

                                        BANKNORTH GROUP, INC. f/k/a
                                        PEOPLES HERITAGE FINANCIAL
                                        GROUP, INC.

                                        By:
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Witness                                 Name:
                                        Title:

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Witness


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